UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2024

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVGI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in Current Reports on Form 8-K filed on August 1, 2024 and September 10, 2024, Commercial Vehicle Group, Inc. (“Company” or “CVG”) and its wholly-owned subsidiary Mayflower Vehicle Systems, LLC ( “Seller” and collectively with CVG, the “Seller Parties”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with SVO, LLC, a Delaware limited liability company (“Buyer”) on July 31, 2024, which was amended on September 6, 2024. Under the terms of the Purchase Agreement, Buyer purchased substantially all of the assets of Seller’s business of manufacturing and assembling structured products, including cabs for medium and heavy-duty vehicles, at its facility in Kings Mountain, North Carolina (the “Business”). Pursuant to the terms of the amended Purchase Agreement, the aggregate consideration to be paid by Buyer to Seller in connection with the transaction is $40 million, subject to adjustment for any variance of the actual value of inventory at October 1, 2024 from the estimated inventory value (the “Purchase Price”).

On September 6, 2024, the transaction closed with the Buyer paying Seller $20 million of the Purchase Price. On October 1, 2024, the Seller Parties received the remaining $20 million of the Purchase Price, the Assigned Contracts and the employees of Seller were transferred to Buyer, and the inventory is valued as of that date.

Item 8.01. Other Events.

On October 2, 2024, the Company issued a press release announcing the receipt of the remaining $20 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of July 31, 2024 by and among SVO, LLC, Mayflower Vehicle Systems, LLC and Commercial Vehicle Group, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on August 1, 2024).*
2.2	Amendment to Asset Purchase Agreement dated as of September 6, 2024 by and among SVO, LLC, Mayflower Vehicle Systems, LLC and Commercial Vehicle Group, Inc. (incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K filed on September 10, 2024).
2.3	Transition Services Agreement dated as of September 6, 2024 by and among SVO, LLC, Mayflower Vehicle Systems, LLC and Commercial Vehicle Group, Inc. (incorporated by reference to Exhibit 2.3 of the Company’s Current Report on Form 8-K filed on September 10, 2024).*
99.1	Press Release of the Company dated October 2, 2024.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Amendment to Asset Purchase Agreement and the Transition Services Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

October 2, 2024	By:	/s/ Aneezal H. Mohamed
	Name:	Aneezal H. Mohamed
	Title:	Chief Legal Officer